Schedule 14A

            Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934

     Filed by Registrant                          [X]
     Filed by a Party other than the Registrant   [ ]

     Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ]  Definitive Proxy Statement
     [X]  Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       PHILLIPS PETROLEUM COMPANY
            ------------------------------------------------
            (Name of Registrant as Specified In Its Charter)


            ------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (Check appropriate box):
     [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
            6(j)(2).
     [ ]  $500 per each party to the controversy pursuant to Exchange Act
            Rule 14a-6(i)(3).
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
            1) Title of each class of securities to which transaction
               applies:

               -------------------------------------------------
            2) Aggregate number of securities to which transaction applies:

               -------------------------------------------------
            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

               -------------------------------------------------
            4) Proposed maximum aggregate value of transaction:

               -------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1) Amount Previously Paid:

               -----------------------------
            2) Form, Schedule or Registration Statement No.:

               -----------------------------
            3) Filing Party:

               -----------------------------
            4) Date Filed:

               -----------------------------

                                                          DEFINITIVE COPY A


PROXY                                                            PROXY

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                      PHILLIPS PETROLEUM COMPANY

                      Annual Meeting May 8, 1995


The undersigned hereby appoints W. ALLEN, R. TOBIAS and V. TSCHINKEL as proxy holders with power of substitution, or, if all do not act on a matter, those who do act, to vote all stock which the undersigned could vote at the Company's annual stockholders' meeting to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 8, 1995, at 10 a.m., and at any adjournment thereof, in the manner stated herein as to the following matters and in their discretion on any other matters that come before the meeting, all as described in the Notice and Proxy Statement.


                 This Proxy is Continued on the Reverse Side
             Please Sign on the Reverse Side and Return Promptly

This Proxy will be voted or not voted as you direct below. In the absence of such direction, it will be voted FOR Directors, and FOR Proposal 1 and AGAINST Proposal 2 and Proposal 3.
                                             ---
                                            | X | Please mark your
                                             ---  votes as this



Company recommends a vote FOR: ELECTION OF DIRECTORS: Nominees: W. Allen,
N. Augustine, G. Beitzel, D. Boren, C. Bowerman, R. Chappell, Jr.,
L. Eagleburger, J. Edwards, L. Horner, J. Mulva, R. Tobias, V. Tschinkel,
K. Turner, and J. Whitmire.

   VOTE FOR        __         VOTE WITHHELD       __
   all nominees   |__|        from all nominees  |__|
   listed above*              listed above

*To withhold authority to vote for any nominee write the nominee's name on the space below.

         ----------------------------------------



Company recommends a vote FOR:       FOR       AGAINST      ABSTAIN
Proposal 1 to approve the             __          __           __
designation of the independent       |__|        |__|         |__|
auditors, Ernst & Young LLP.


Company recommends a vote AGAINST:    __          __           __
Proposal 2 to endorse the            |__|        |__|         |__|
CERES Principles.


Company recommends a vote AGAINST:    __          __           __
Proposal 3 to adopt a policy on      |__|        |__|         |__|
the use of preferred stock.

                                                                     __
                                               I PLAN TO ATTEND THE |__|
                                                  ANNUAL MEETING


Please mark, date, sign and return this proxy card promptly. To vote in accordance with the Company's recommendations no boxes need be checked.


Dated:______________________, 1995

__________________________________

__________________________________

  Signature(s) of Stockholder(s)

Your signature(s) on this proxy form should be exactly the same as the name(s) imprinted hereon. Persons signing as executors, administrators, trustees, or in similar capacities, should so indicate.

                                                         DEFINITIVE COPY B

                      Bankers Trust Company
                      P. O. BOX 1997 G.P.O.
                     NEW YORK, NY 10016-1997
                     IMPORTANT INSTRUCTIONS

                      ----------
                     |          |  LTSSP SHARES
                      ----------
                     |          |  THRIFT SHARES
                      ----------


This package contains your confidential voting direction forms to instruct the Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") and the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") as to how to vote shares of Phillips Petroleum Company common stock described in the enclosed forms at the Phillips Petroleum Company Annual Meeting of Stockholders to be held on May 8, 1995. Also enclosed are the Company's Annual Report and Proxy Statement for the Annual Meeting. Use them to help you decide how to direct the way the Trustee (Bankers Trust Company) should vote.

PLEASE FOLLOW THESE INSTRUCTIONS CAREFULLY.

Step 1 Carefully tear the perforated strips from the sides of this letter and separate the GREEN LTSSP voting form and the BLUE Thrift Plan voting form.

Step 2 Complete the voting instructions on the left side of the GREEN form to vote shares representing your interest in the LTSSP and BLUE form to vote shares representing your interest in the Thrift Plan.

Step 3 If you were an employee on the Voting Determination Date (February 15, 1995), and if you wish to vote your pro rata portion of the unallocated LTSSP shares and non-directed allocated shares in the LTSSP and Thrift Plan as a fiduciary, complete the voting instructions on the right side of the GREEN LTSSP form and BLUE Thrift Plan form.

Step 4 Date and sign the GREEN LTSSP form and BLUE Thrift Plan form. Your signature should be exactly the same as the name printed on the top of each form.

Step 5 Enclose the GREEN and BLUE forms in the postage prepaid return envelope to Bankers Trust Company, and mail them so that they will be received by May 1, 1995. Do not return these forms to Phillips Petroleum Company.


YOUR VOTE IS IMPORTANT. THE LTSSP AND THE THRIFT PLAN PARTICIPANTS WHO DIRECT THE TRUSTEE AS TO HOW TO VOTE SHARES HELD BY THESE PLANS HAVE AN IMPORTANT VOICE IN MATTERS WHICH AFFECT PHILLIPS PETROLEUM
COMPANY.

                                               BANKERS TRUST COMPANY

                LTSSP CONFIDENTIAL VOTING DIRECTIONS
      Phillips Petroleum Company Annual Meeting of Stockholders
                          May 8, 1995


                                    SHARES REPRESENTING YOUR
                                    INTEREST IN THE PLAN
                                    LTSSP:



   I, the undersigned, hereby direct that Bankers Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum
Company ("LTSSP"), vote all shares of Phillips Petroleum Company common stock as set out below at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 8, 1995, at 10:00 a.m., and any adjournment thereof, in the manner indicated below as to the following matters and in its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

======================================================================


              COMPLETE THIS SIDE TO VOTE YOUR SHARES

I DIRECT THAT SHARES REPRESENTING MY PART OF THE LTSSP BE VOTED AS
FOLLOWS:

         (Do not check more than one box on any matter)


Company recommends a vote FOR:

ELECTION OF DIRECTORS: Nominees: W. Allen, N. Augustine, G. Beitzel,
D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger, J. Edwards,
L. Horner, J. Mulva, R. Tobias, V. Tschinkel, K. Turner and
J. Whitmire.


   ---   VOTE FOR                          ---  VOTE WITHHELD
  |   |  all nominees                     |   | from all nominees
   ---   listed above*                     ---  listed above


   *To withhold authority to vote for any nominee, write the nominee's name in the space below.


   ---------------------------------------------------------------


Company recommends a vote FOR:       FOR       AGAINST    ABSTAIN
Proposal 1 to approve designation    ---         ---        ---
of independent auditors, Ernst      |   |       |   |      |   |
& Young LLP.                         ---         ---        ---


Company recommends a vote AGAINST:   FOR       AGAINST    ABSTAIN
Proposal 2 to endorse the CERES      ---         ---        ---
Principles.                         |   |       |   |      |   |
                                     ---         ---        ---


Company recommends a vote AGAINST:   FOR       AGAINST    ABSTAIN
Proposal 3 to adopt a policy on      ---         ---        ---
the use of preferred stock.         |   |       |   |      |   |
                                     ---         ---        ---

======================================================================


        COMPLETE THIS SIDE TO VOTE SHARES AS A FIDUCIARY
                 ONLY IF YOU WERE AN EMPLOYEE
               ON THE VOTING DETERMINATION DATE
                      (FEBRUARY 15, 1995)

I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the LTSSP that I become a fiduciary of the LTSSP for voting such shares; that I must act in the best interests of all participants of the LTSSP when giving directions for voting shares not representing my part of the LTSSP; that I have read and understand my duties as a fiduciary as they are described on pages 9 and 10 of the LTSSP Summary Plan Description/Prospectus dated July 1, 1994; and that I may decline to accept the responsibility of a fiduciary as to such shares by not completing this side of my voting form.


I DIRECT THAT MY PRO RATA PORTION OF (1) ALL UNALLOCATED SHARES OF STOCK IN FUND L AND (2) ALL SHARES OF STOCK REPRESENTING THE INTERESTS OF LTSSP PARTICIPANTS WHO FAIL TO GIVE VOTING DIRECTIONS BE VOTED AS
FOLLOWS:

         (Do not check more than one box on any matter)

Company recommends a vote FOR:

ELECTION OF DIRECTORS: Nominees: W. Allen, N. Augustine, G. Beitzel,
D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger, J. Edwards,
L. Horner, J. Mulva, R. Tobias, V. Tschinkel, K. Turner and
J. Whitmire.


   ---   VOTE FOR                          ---  VOTE WITHHELD
  |   |  all nominees                     |   | from all nominees
   ---   listed above*                     ---  listed above


   *To withhold authority to vote for any nominee, write the nominee's name in the space below.


   ---------------------------------------------------------------


Company recommends a vote FOR:       FOR       AGAINST    ABSTAIN
Proposal 1 to approve designation    ---         ---        ---
of independent auditors, Ernst      |   |       |   |      |   |
& Young LLP.                         ---         ---        ---


Company recommends a vote AGAINST:   FOR       AGAINST    ABSTAIN
Proposal 2 to endorse the CERES      ---         ---        ---
Principles.                         |   |       |   |      |   |
                                     ---         ---        ---


Company recommends a vote AGAINST:   FOR       AGAINST    ABSTAIN
Proposal 3 to adopt a policy on      ---         ---        ---
the use of preferred stock.         |   |       |   |      |   |
                                     ---         ---        ---

======================================================================


If Bankers Trust Company does not receive this form by May 1, 1995, if you do not check any boxes, or if you return this form unsigned, any shares in LTSSP that you otherwise could have directed will be directed by other eligible participants who elect to direct such shares.

IN ORDER FOR YOUR VOTING DIRECTIONS TO COUNT, THIS FORM MUST BE
RECEIVED BY THE TRUSTEE BY MAY 1, 1995.

PLEASE DATE, SIGN AND SEAL IN THE ENCLOSED ENVELOPE AND RETURN TO THE
TRUSTEE.

Date _____________________     Signature _____________________________
                               Your signature should be exactly the
                               same as the name imprinted at top.

PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE
TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

             THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
        Phillips Petroleum Company Annual Meeting of Stockholders
                             May 8, 1995


                                 SHARES REPRESENTING YOUR
                                 INTEREST IN THE PLAN

                                 THRIFT PLAN:



   I, the undersigned, hereby direct that Bankers Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan"), vote all shares of Phillips Petroleum Company common stock as set out below at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 8, 1995, at 10:00 a.m., and any adjournment thereof, in the manner indicated below as to the following matters and in its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

======================================================================


             COMPLETE THIS SIDE TO VOTE YOUR SHARES

I DIRECT THAT SHARES REPRESENTING MY PART OF THE THRIFT PLAN BE VOTED
AS FOLLOWS:

        (Do not check more than one box on any matter)


Company recommends a vote FOR:

ELECTION OF DIRECTORS: Nominees: W. Allen, N. Augustine, G. Beitzel,
D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger, J. Edwards,
L. Horner, J. Mulva, R. Tobias, V. Tschinkel, K. Turner and
J. Whitmire.


   ---   VOTE FOR                          ---  VOTE WITHHELD
  |   |  all nominees                     |   | from all nominees
   ---   listed above*                     ---  listed above


   *To withhold authority to vote for any nominee, write the nominee's name in the space below.


   ---------------------------------------------------------------


Company recommends a vote FOR:       FOR       AGAINST    ABSTAIN
Proposal 1 to approve designation    ---         ---        ---
of independent auditors, Ernst      |   |       |   |      |   |
& Young LLP.                         ---         ---        ---


Company recommends a vote AGAINST:   FOR       AGAINST    ABSTAIN
Proposal 2 to endorse the CERES      ---         ---        ---
Principles.                         |   |       |   |      |   |
                                     ---         ---        ---


Company recommends a vote AGAINST:   FOR       AGAINST    ABSTAIN
Proposal 3 to adopt a policy on      ---         ---        ---
the use of preferred stock.         |   |       |   |      |   |
                                     ---         ---        ---

======================================================================


    COMPLETE THIS SIDE TO VOTE SHARES AS A FIDUCIARY ONLY IF
     YOU WERE AN EMPLOYEE ON THE VOTING DETERMINATION DATE
                      (FEBRUARY 15, 1995)


I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the Thrift Plan that I become a fiduciary of the Thrift Plan for voting such shares; that I must act in the best interests of all participants of the Thrift Plan when giving directions for voting shares not representing my part of the Thrift Plan; that I have read and understand my duties as a fiduciary as they are described on page 18 of the Thrift Summary Plan Description/Prospectus dated July 1, 1993 and amended July 1, 1994; and that I may decline to accept the responsibility of a fiduciary as to such shares by not completing this side of my voting form.


I DIRECT THAT MY PRO RATA PORTION OF ALL SHARES OF STOCK REPRESENTING THE INTEREST OF THRIFT PLAN PARTICIPANTS WHO FAIL TO GIVE VOTING
DIRECTIONS BE VOTED AS FOLLOWS:

        (Do not check more than one box on any matter)


Company recommends a vote FOR:
ELECTION OF DIRECTORS: Nominees: W. Allen, N. Augustine, G. Beitzel,
D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger, J. Edwards,
L. Horner, J. Mulva, R. Tobias, V. Tschinkel, K. Turner and
J. Whitmire


   ---   VOTE FOR                          ---  VOTE WITHHELD
  |   |  all nominees                     |   | from all nominees
   ---   listed above*                     ---  listed above


   *To withhold authority to vote for any nominee, write the nominee's name in the space below.


   ---------------------------------------------------------------


Company recommends a vote FOR:       FOR       AGAINST    ABSTAIN
Proposal 1 to approve designation    ---         ---        ---
of independent auditors, Ernst      |   |       |   |      |   |
& Young LLP.                         ---         ---        ---


Company recommends a vote AGAINST:   FOR       AGAINST    ABSTAIN
Proposal 2 to endorse the CERES      ---         ---        ---
Principles.                         |   |       |   |      |   |
                                     ---         ---        ---


Company recommends a vote AGAINST:   FOR       AGAINST    ABSTAIN
Proposal 3 to adopt a policy on      ---         ---        ---
the use of preferred stock.         |   |       |   |      |   |
                                     ---         ---        ---

======================================================================


If Bankers Trust Company does not receive this form by May 1, 1995, if you do not check any boxes, or if you return this form unsigned, any shares in Funds B and C of the Thrift Plan that you otherwise could have directed will be directed by other eligible participants who elect to direct such shares.

IN ORDER FOR YOUR VOTING DIRECTIONS TO COUNT, THIS FORM MUST BE
RECEIVED BY THE TRUSTEE BY MAY 1, 1995.

PLEASE DATE, SIGN AND SEAL IN THE ENCLOSED ENVELOPE AND RETURN TO
THE TRUSTEE.

Date ______________________________   Signature_______________________
                                      Your signature should be exactly
                                      the same as the name imprinted
                                      at top.

PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE
TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

                                                        DEFINITIVE COPY C

WestStar Bank

                    IMPORTANT INSTRUCTIONS

This package contains your confidential voting direction forms to instruct the Trustee of the Retirement Savings Plan of Phillips Petroleum Company ("RSP") as to how to vote shares of Phillips Petroleum Company common stock representing your interest in the RSP at the Phillips Petroleum Company Annual Meeting of Stockholders to be held on May 8, 1995. Also enclosed are the Company's Annual Report and Proxy Statement for the Annual Meeting. Use them to help you decide how to direct the way the Trustee (WestStar Bank) should vote.

PLEASE FOLLOW THESE INSTRUCTIONS CAREFULLY.

Step 1 Complete the voting instructions on the YELLOW form to vote shares representing your interest in the RSP.

Step 2 Date and sign the YELLOW RSP form . Your signature should be exactly the same as the name printed on the top of the YELLOW form.

Step 3 Enclose the YELLOW RSP form in the postage prepaid return envelope to WestStar Bank, and mail it so that it will be received by May 1, 1995. Do not return this form to Phillips Petroleum Company.

Your vote is important. The participants who direct the Trustee as to how to vote shares held by this plan have a voice in matters which affect Phillips Petroleum Company.

                                                 WESTSTAR BANK

                                                     DEFINITIVE COPY D


     RETIREMENT SAVINGS PLAN CONFIDENTIAL VOTING DIRECTIONS
    Phillips Petroleum Company Annual Meeting of Stockholders
                            May 8, 1995


SHARES REPRESENTING YOUR INTEREST IN THE RETIREMENT SAVINGS PLAN:


I, the undersigned, hereby direct that WestStar Bank, Trustee of the Retirement Savings Plan of Phillips Petroleum Company ("Retirement Savings Plan"), vote all shares of Phillips Petroleum Company common stock as set out below at the Phillips Petroleum Company Annual
Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 8, 1995, at 10:00 a.m., and any adjournment thereof, in the manner indicated below as to the following matters and in its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.


I DIRECT THAT SHARES REPRESENTING MY PART OF THE PLAN BE VOTED AS
FOLLOWS:

(Do not check more than one box on any matter)

                   RETIREMENT SAVINGS PLAN

Company recommends a vote FOR:

ELECTION OF DIRECTORS: Nominees: W. Allen, N. Augustine, G. Beitzel,
D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger, J. Edwards,
L. Horner, J. Mulva, R. Tobias, V. Tschinkel, K. Turner and
J. Whitmire.


   ---   VOTE FOR                          ---  VOTE WITHHELD
  |   |  all nominees                     |   | from all nominees
   ---   listed above                      ---  listed above


To withhold authority to vote for any nominee, write the nominee's name in the space below.


   ---------------------------------------------------------------


Company recommends a vote FOR:       FOR       AGAINST    ABSTAIN
Proposal 1 to approve designation    ---         ---        ---
of independent auditors, Ernst      |   |       |   |      |   |
& Young LLP.                         ---         ---        ---


Company recommends a vote AGAINST:   FOR       AGAINST    ABSTAIN
Proposal 2 to endorse the CERES      ---         ---        ---
Principles.                         |   |       |   |      |   |
                                     ---         ---        ---


Company recommends a vote AGAINST:   FOR       AGAINST    ABSTAIN
Proposal 3 to adopt a policy on      ---         ---        ---
the use of preferred stock.         |   |       |   |      |   |
                                     ---         ---        ---



If WestStar does not receive this form by May 1, 1995, if you do not check any boxes, or if you return this form unsigned, any shares representing your part of the Retirement Savings Plan will be voted by the Trustee in the Trustee's discretion.

IN ORDER FOR YOUR VOTING DIRECTIONS TO COUNT, THIS FORM MUST BE
RECEIVED BY THE TRUSTEE BY MAY 1, 1995.

PLEASE DATE, SIGN AND SEAL IN THE ENCLOSED ENVELOPE AND RETURN TO THE
TRUSTEE.

Date   ________________   Signature ____________________________
                          Your signature on this form should be
                          exactly the same as the name imprinted at the top.

PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE
TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

                                                         DEFINITIVE COPY E

            Hill Samuel (Channel Islands) Trust Company Ltd



Date   :   April 1995

To     :   Participants in the Phillips Petroleum Company Overseas
           Stock Savings Plan (Norway)


Dear Participant

In the attached Report and Accounts you will find a notice to Shareholders convening the Annual General Meeting to be held on Monday 8th May 1995 and a proxy statement. Your attention is drawn to the fact that it is the Trustee of the Stock Savings Plan who is the registered holder of the shares and who, therefore, has the right to attend the Meeting.

However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting in the event of there being a poll of members. If you wish to do so you should complete the enclosed voting direction form and return it, using the enclosed pre-addressed envelope to reach the Trustee by no later than 2:00 p.m. on Friday 28th April 1995.

As you will see the attached documentation is all in English. Should you require any help in this connection please do not hesitate to contact your Employee Relations Department.

Yours faithfully



HILL SAMUEL (CHANNEL ISLANDS) TRUST COMPANY LIMITED


HSIMG
PARTLET

                                                          DEFINITIVE COPY F

                 THE PHILLIPS PETROLEUM COMPANY OVERSEAS
                      STOCK SAVINGS PLAN (NORWAY)



                        VOTING INSTRUCTION FORM
     Should you wish to vote, please complete and return this entire form.



---------------------------------------------------------------------------


I, the undersigned being a participant in the Plan hereby instruct Hill Samuel (Channel Islands) Trust Company Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at the 1995 Annual Meeting of Stockholders to be held on Monday 8th May 1995 or at any adjournment thereof.

PLEASE INDICATE WITH AN 'X' IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

      ELECTION OF DIRECTORS:  Nominees: W. Allen, N. Augustine,
      G. Beitzel, D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger,
      J. Edwards, L. Horner, J. Mulva, R. Tobias, V. Tschinkel,
      K. Turner and J. Whitmire.
     __
    |__|   VOTE FOR all nominees listed above*
     __
    |__|   VOTE WITHHELD from all nominees listed above

 *To withhold authority to vote for any nominee write the nominee's name in the space below.

  ----------------------------------------------------------------------

The Company recommends a vote FOR:

PROPOSAL 1:   To approve designation of the independent auditors, Ernst &
              Young L.L.P.:
                    __                    __                    __
               FOR |__|          AGAINST |__|          ABSTAIN |__|



The Company recommends a vote AGAINST:

PROPOSAL 2:   To endorse the CERES Principles:
                    __                    __                    __
               FOR |__|          AGAINST |__|          ABSTAIN |__|



The Company recommends a vote AGAINST:

PROPOSAL 3:   To adopt a policy on the use of preferred stock:
                    __                    __                    __
               FOR |__|          AGAINST |__|          ABSTAIN |__|



NAME (in block capitals please).....................................
SIGNATURE...........................................................
DATE ...............................................................


NOTES:   1.  Full details of the items are contained in the enclosed Proxy
             Statement.
         2.  To be effective this form of direction must be mailed using the enclosed pre-paid envelope to reach the Trustee no later than 2 p.m. on Friday 28th April 1995.
         3.  If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which they have already received directions from other participants.
THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL IN NO CIRCUMSTANCES DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY OF ITS SUBSIDIARY COMPANIES.

Smith & Ouzman Ltd. 49692 2/95

                                                           DEFINITIVE COPY G

                   Noble Lowndes Settlement Trustees Limited




Reference:  AT/NH

Date:       April 1995




To: Participants in the Phillips Petroleum Company Europe - Africa Employee Share Allocation Scheme




Dear Participant,

In the attached Report and Accounts you will find a notice to Shareholders convening the Annual General Meeting to be held on Monday 8th May 1995 and a proxy statement. Your attention is drawn to the fact that it is the Trustee of the Share Allocation Scheme who is the registered holder of the shares and who, therefore, has the right to attend the Meeting.

However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting in the event of there being a poll of members. If you wish to do so you should complete the enclosed voting direction form and return it, using the enclosed pre-paid envelope, to reach the Trustee by not later than 2:00 p.m. on Friday 28th April 1995.



Yours faithfully



NOBLE LOWNDES SETTLEMENT TRUSTEES LIMITED




PO Box No 144 Norfolk House Wellesley Road Croydon CR9 3EB Tel 0181-686 2466 (Reg. Office) Reg. Number 576832

                                                        DEFINITIVE COPY H


               THE PHILLIPS PETROLEUM COMPANY EUROPE-AFRICA
                     EMPLOYEE SHARE ALLOCATION SCHEME



                          VOTING INSTRUCTION FORM
   Should you wish to vote, please complete and return this entire form.





---------------------------------------------------------------------------
I, the undersigned being a participant in the Scheme hereby instruct Noble Lowndes Settlement Trustees Limited (the Trustee of the Scheme and the SCP Plan Manager's Nominee) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at the 1995 Annual Meeting of Stockholders to be held on Monday 8th May 1995 or at any adjournment thereof.

PLEASE INDICATE WITH AN 'X' IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

      ELECTION OF DIRECTORS:  Nominees: W. Allen, N. Augustine,
      G. Beitzel, D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger,
      J. Edwards, L. Horner, J. Mulva, R. Tobias, V. Tschinkel,
      K. Turner and J. Whitmire.
     __
    |__|   VOTE FOR all nominees listed above*
     __
    |__|   VOTE WITHHELD from all nominees listed above

 *To withhold authority to vote for any nominee write the nominee's name in the space below.

  ----------------------------------------------------------------------

The Company recommends a vote FOR:

PROPOSAL 1:   To approve designation of the independent auditors, Ernst &
              Young L.L.P.:
                    __                    __                    __
               FOR |__|          AGAINST |__|          ABSTAIN |__|



The Company recommends a vote AGAINST:

PROPOSAL 2:   To endorse the CERES Principles:
                    __                    __                    __
               FOR |__|          AGAINST |__|          ABSTAIN |__|



The Company recommends a vote AGAINST:

PROPOSAL 3:   To adopt a policy on the use of preferred stock:
                    __                    __                    __
               FOR |__|          AGAINST |__|          ABSTAIN |__|

  __
 |__| If you are a member of the Phillips Petroleum Company Europe-Africa Employee SCP, please tick this box.
       We will arrange for the shares held on your behalf in the SCP to be voted as indicated above.

NAME (in block capitals please).....................................
SIGNATURE...........................................................
DATE ...............................................................


NOTES:   1.  Full details of the items are contained in the enclosed Proxy
             Statement.
         2.  To be effective this form of direction must be mailed using the enclosed pre-paid envelope to reach the Trustee no later than 2 p.m. on Friday 28th April 1995.
         3.  If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which they have already received directions from other participants.
THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL IN NO CIRCUMSTANCES DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY OF ITS SUBSIDIARY COMPANIES.

Smith & Ouzman Ltd. 49692 2/95

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